Exhibit 99.2

GENERAL CABLE CORPORATION

SUBORDINATED CONVERTIBLE NOTES DUE 2029

CUSIP 369300AL2

NOTICE OF SUPPLEMENTAL INDENTURE,

NOTICE OF MAKE-WHOLE TRANSACTION,

AND

ISSUER FUNDAMENTAL CHANGE NOTICE

June 6, 2018

The following notices are hereby given by General Cable Corporation (the “Company”) to the holders of its Subordinated Convertible Notes due 2029 (“Notes”) issued pursuant to the Indenture dated as of December 18, 2009 (the “Indenture”), among the Company and U.S. Bank National Association, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein have the meanings given to them in the Indenture. A copy of the Indenture was included as an Exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2009 and is available on the SEC’s website at http://www.sec.gov.

As previously disclosed, on December 3, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Prysmian S.p.A., a company organized under the laws of the Republic of Italy (“Parent”), and Alisea Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger, which closed on June 6, 2018 (the “Fundamental Change Effective Date”), constitutes a Fundamental Change and a Make-Whole Transaction under the Indenture. Upon the closing of the Merger, each issued and outstanding share of common stock of the Company, except for certain excluded shares, was automatically cancelled and converted into the right to receive $30.00 in cash, without interest. On May 14, 2018, in connection with the Merger and pursuant to the Indenture, the Company delivered to the Trustee and the holders of the Notes a Fundamental Change Conversion Notice.

I. Notice of Execution of Supplemental Indenture

Pursuant to Section 4.10 of the Indenture, the Company hereby notifies the Holders that in connection with the consummation of the Merger, the Company, Parent and the Trustee have executed and delivered a First Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of June 6, 2018, providing that, for all conversions that occur after the effective time of the Merger in accordance with and subject to Article 4 of the Indenture, (i) the consideration due upon conversion of each $1,000 principal amount of Securities shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased by any Additional Shares pursuant to Section 4.01(j) of the Indenture) multiplied by the price paid per share of Common Stock in the Merger and (ii) the Company shall satisfy its conversion obligation by paying cash to converting Holders on the third Trading Day following the Conversion Date. A copy of the Supplemental Indenture is attached as Annex A hereto.

II. Notice of Make-Whole Transaction

Pursuant to Section 4.08 of the Indenture, the Company hereby notifies Holders as follows regarding the Make-Whole Transaction discussed below. The existing Conversion Rate for the Notes is 33.1741 shares of Common Stock per $1,000 principal amount of Subordinated Notes. Holders electing to convert their Notes in connection with the consummation of the Merger are entitled to 2.7798 Additional Shares as described in Section 4.01(j) of the Indenture. Accordingly, with respect to conversions in connection with the consummation of the Merger, which constitutes a Make-Whole Transaction, each $1,000 principal amount of the Notes is convertible into $1,078.62, which is equal to the Conversion Rate (33.1741 shares of Common Stock per $1,000 principal amount of Notes surrendered for conversion) plus the Additional Shares (2.7798 shares of Common Stock per $1,000 principal amount of Notes surrendered for conversion) multiplied by the per share merger consideration of $30.00, without interest. Conversion of Notes will be deemed to be “in connection with” the consummation of the Merger only if the relevant notice of conversion is received by the Conversion Agent from and including the date that is 10 Trading Days prior to the Fundamental Change Effective Date and prior to and including the close of business on July 18, 2018, which is the business day prior to the Fundamental Change Purchase Date (as defined below).

III. Issuer Fundamental Change Notice

Pursuant to Section 3.01(b) of the Indenture, the Company hereby notifies Holders, the Trustee and the Paying Agent that the Merger constitutes a Fundamental Change and that, as a result, Holders may elect to have the Company purchase their Notes on the Fundamental Change Purchase Date (as defined below) at the Fundamental Change Purchase Price (as defined below) This notice constitutes the Issuer Fundamental Change Notice contemplated by Section 3.01(b) of the Indenture. This notice also will constitute any required notice under any other section of the Indenture. Below is certain information required by the Indenture to be contained in the Issuer Fundamental Change Notice.

(1) The Merger constitutes a Fundamental Change.

(2) The Merger closed on the Fundamental Change Effective Date, which was June 6, 2018.

(3) The last date by which the Fundamental Change Purchase Notice (as defined below) must be delivered by Holders to elect the purchase option is July 18, 2018, the business day prior to the Fundamental Change Purchase Date (as defined below).

(4) The Fundamental Change Purchase Date is July 19, 2018, which is 30 Business Days following the date hereof (the “Fundamental Change Purchase Date”).

(5) The Fundamental Change Purchase Price of any Note means 100% of the principal amount of the Note to be purchased plus accrued and unpaid interest, if any to, but excluding, the Fundamental Change Purchase Date, or $1,008.00 per $1,000 principal amount of Notes (the “Fundamental Change Purchase Price”).

(6) Each Holder has the right to require the Company to purchase the Notes in connection with the Merger as described herein.

(7) The name and address of the Paying Agent and Conversion Agent is:

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U.S. Bank National Association

Corporate Trust Services

60 Livingston Ave

Saint Paul, MN 55107

Michael Tate

651-466-6783

michael.tate@usbank.com

(8) The Conversion Rate and the adjustments to the Conversion Rate resulting from the Merger are set forth above under the heading “II. Notice of Make-Whole Transaction.”

(9) The procedures that a Holder must follow to exercise conversion rights under Article 4 of the Indenture are set forth below under the heading “Conversion Procedure”. The Notes as to which a Fundamental Change Purchase Notice have been given may be converted pursuant to Article 4 of the Indenture only to the extent that the Fundamental Change Purchase Notice has been withdrawn in accordance with the terms of the Indenture.

(10) The procedures that a Holder must follow to exercise rights under Section 3.01 of the Indenture to require the Company to purchase the Notes in connection with the Merger are set forth below under the heading “Purchase of Notes”.

(11) The procedures for withdrawing a Fundamental Change Purchase Notice are set forth below under “Withdrawal of Fundamental Change Purchase Notice.”

(12) Unless the Company fails to pay the Fundamental Change Purchase Price, Notes covered by any Fundamental Change Purchase Notes will cease to be outstanding and interest (including Contingent Interest and Additional Interest, if any) will cease to accrue on and after the Fundamental Change Purchase Date.

(13) The CUSIP number of the Notes is 369300AL2.

IV. Procedures to Elect Conversion or Purchase of Notes

Conversion Procedure

In order to convert its Notes, a Holder must: must (1) complete and manually sign a conversion notice in the form attached as Annex B and deliver such notice to the Conversion Agent, (2) surrender the Note to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, (4) pay an amount equal to the interest (including Contingent Interest and Additional Interest, if any) as required by Section 4.02(c) of the Indenture and (5) pay all transfer or similar taxes, if required pursuant to Section 4.04 of the Indenture. Anything herein to the contrary notwithstanding, in the case of Global Securities, conversion notices may be delivered and the applicable Notes may be surrendered for conversion in accordance with clauses (3), (4) and (5) of this paragraph and the Applicable Procedures as in effect from time to time. Holders who choose to convert their Notes will receive only cash in accordance with the terms of the Indenture and the Supplemental Indenture and will not receive any shares of Common Stock upon conversion.

A Note will be deemed to have been converted immediately prior to the close of business on the date that the Holder has complied with the above requirements.

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No Conversion Notice with respect to any Notes may be delivered by a Holder thereof if such Holder has also delivered a Fundamental Change Purchase Notice to the Company in respect of such Notes and has not validly withdrawn such Fundamental Change Purchase Notice in accordance with Section 3.02(b) of the Indenture.

Purchase of Notes

Any Holder will be able to exercise its right to require the Company to purchase its Notes on the Fundamental Change Purchase Date for the Fundamental Change Purchase Price in accordance with, and subject to the requirements of, Section 3.01 of the Indenture upon delivery to the Paying Agent of a duly completed notice in the form attached hereto as Annex C (the “Fundamental Change Purchase Notice”) on or before the close of business on July 18, 2018, which is the Business Day immediately preceding the Fundamental Change Purchase Date. In addition, delivery of a Note for which a Fundamental Change Purchase Notice has been timely delivered, together with any necessary endorsements, to any Paying Agent and not validly withdrawn prior to, on or after the Fundamental Change Purchase Date (together with all necessary endorsements) at the office of such Paying Agent shall be a condition to the receipt by the Holder of the Fundamental Change Purchase Price therefor. The Company shall only be obliged to purchase, pursuant to Section 3.01 of the Indenture, a portion of a Note if the principal amount of such portion is $1,000 or an integral multiple thereof. Anything herein to the contrary notwithstanding, in the case of Global Securities, any Fundamental Change Purchase Notice may be delivered or withdrawn and such Notes may be surrendered or delivered for purchase in accordance with the Applicable Procedures as in effect from time to time.

Withdrawal of Fundamental Change Purchase Notice

A Fundamental Change Purchase Notice may be withdrawn by means of a written notice (which may be delivered by mail, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Applicable Procedures) of withdrawal delivered by the Holder to a Paying Agent at any time prior to the close of business on the Business Day immediately prior to the Fundamental Change Purchase Date, specifying (1) the principal amount of the Note or portion thereof (which must be a principal amount of $1,000 or an integral multiple of $1,000 in excess thereof) with respect to which such notice of withdrawal is being submitted, (2) if the Notes are in certificated form, the certificate numbers of the Note being withdrawn in whole or in part (or if the Notes are not certificated, such written notice must comply with the procedures of the Depositary) and (3) the portion of the principal amount of the Note, if any, that will remain subject to the Fundamental Change Purchase Notice, which portion must be a principal amount of $1,000 or an integral multiple thereof.

Notes with respect to which a Fundamental Change Purchase Notice has been delivered by a Holder may not be converted pursuant to the Indenture unless such Holder has first validly withdrawn such Fundamental Change Purchase Notice in accordance with the terms of the Indenture with respect to the Notes to be converted. The Fundamental Change Purchase Price is less than the amount payable upon conversion of an equal principal amount of Notes in connection with the Merger.

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V. Miscellaneous

Please refer to the Indenture and the Company’s filings with the SEC for a more complete description of the conversion procedure relating to the Notes and the consideration due upon a purchase or conversion of the Notes and when such consideration must be delivered by the Company. In the event of any conflicting information in this Notice and the Indenture, the information in the Indenture will control. Holders of Notes should not assume that the information in this Notice is accurate as of any date other than the date hereof.

If any Holder elects neither to tender its Notes for purchase nor to surrender its Notes for conversion, the Company will not purchase such Notes, such Notes will not be converted and, accordingly, such Notes will remain outstanding and continue to be subject to the existing terms of the Indenture and the Notes.

You should review this notice carefully and consult with your own financial and tax advisors. You must make your own decision as to whether or not to exercise your purchase or conversion rights and, if so, the amount of Notes to surrender for purchase or conversion. None of the Company, Parent, the Trustee, the Paying Agent, the Conversion Agent or any of their respective affiliates or any other person has made or makes any representation or recommendation to any Holder as to whether such Holder should elect to exercise its purchase or conversion rights.

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Annex A

First Supplemental Indenture

[See attached.]

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

among

GENERAL CABLE CORPORATION,

PRYSMIAN S.p.A.,

AND

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

DATED AS OF June 6, 2018

SUBORDINATED CONVERTIBLE NOTES DUE 2029

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 6, 2018, by and among General Cable Corporation, a Delaware corporation, as issuer (the “Company”), Prysmian S.p.A., a company organized under the laws of the Republic of Italy (“Parent”), and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States, as Trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the Company and the Trustee have heretofore entered into an Indenture, dated as of December 18, 2009 (such Indenture, as modified by this Supplemental Indenture, and as the same may be further modified, being hereinafter called the “Indenture”), pursuant to which the Company issued its Subordinated Convertible Notes due 2029 in an aggregate principal amount of $429,463,000 (the “Securities”);

WHEREAS, the Company, Parent and Alisea Corp., a Delaware corporation and a wholly-owned subsidiary of the Parent (“Merger Sub”), have entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 3, 2017, pursuant to which, among other things, concurrently with the execution of this Supplemental Indenture, Merger Sub is being merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, in connection with the Merger, each share of Common Stock, except for certain excluded shares of Common Stock as specified in the Merger Agreement, was converted into the right to receive $30.00, payable to the holder in cash, without interest (the “Reference Property”);

WHEREAS, the Merger constitutes a Business Combination under the Indenture;

WHEREAS, Section 4.10 of the Indenture provides that the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture permitted under Section 10.01(a)(7) of the Indenture providing that the Holders of the outstanding Securities are entitled to convert such Securities into the kind and amount of stock, other securities or other property or assets (including cash or any combination thereof) which they would have owned or been entitled to receive upon such Business Combination had such Securities been converted into Common Stock immediately prior to such Business Combination;

WHEREAS, Section 4.10 of the Indenture also provides that if, in the case of any such Business Combination, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such Business Combination, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the conversion rights set forth in Article 4 of the Indenture;

WHEREAS, Section 10.01(a)(7) of the Indenture provides, among other things, that the Company and the Trustee may amend or supplement the Indenture of the Securities without notice to or consent of any Holder of a Security for the purpose of providing for conversion rights of Holders if any reclassification or change of Common Stock or any consolidation, merger or sale of all or substantially all of the Company’s property and assets occurs or otherwise complying with the provisions of the Indenture in the event of a merger, consolidation or transfer of assets (including the provisions of Section 4.10 and Article 6 of the Indenture);

WHEREAS, the Company has heretofore delivered or is delivering contemporaneously herewith to the Trustee an Officer’s Certificate and an Opinion of Counsel described in Sections 4.10(b), 6.01(b), 10.03 and 13.04 of the Indenture.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises, the receipt and sufficiency of which is hereby acknowledged, the Company and Parent covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Securities (except as otherwise provided below), as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture.

ARTICLE 2

AMENDMENTS

Section 2.01. Conversion of Securities into the Reference Property. In accordance with and subject to Section 4.10 of the Indenture, as a result of the Merger, each $1,000 in principal amount of Securities is, from and after the effective time of the Merger, convertible in accordance with the terms of the Indenture into the right to receive the amount in cash that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to the consummation of the Merger would have owned or been entitled to receive upon the Merger. For all conversions that occur after the effective time of the Merger in accordance with and subject to Article 4 of the Indenture, (i) the consideration due upon conversion of each $1,000 principal amount of Securities shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased by any Additional Shares pursuant to Section 4.01(j) of the Indenture) multiplied by the price paid per share of Common Stock in the Merger and (ii) the Company shall satisfy its conversion obligation by paying cash to converting Holders on the third Trading Day following the Conversion Date.

ARTICLE 3

ADDITION OF PARENT AS A PARTY TO THE INDENTURE

Section 3.01. Addition of Parent as a Party to the Indenture. Parent hereby agrees to be bound by the terms of the Indenture applicable to it (if any) and to provide or cause to be provided cash to the extent necessary to satisfy the Company’s conversion obligation with respect to any Securities validly surrendered for conversion pursuant to Article 4 of the Indenture.

ARTICLE 4

MISCELLANEOUS PROVISIONS

Section 4.01. Effect of this Supplemental Indenture. Upon the execution of this Supplemental Indenture under Article 10 of the Indenture, the Indenture shall be modified in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes; and every Holder of the Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby.

Section 4.02. Trustee Matters. The Trustee accepts the Indenture, as supplemented hereby, and agrees to perform the same upon the terms and conditions set forth therein, as supplemented hereby. The Trustee shall be entitled to the benefit of every provision of the Indenture so supplemented relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided. The recitals contained in this Supplemental Indenture shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 4.03. Notice of Supplemental Indenture. In accordance with Section 4.10 of the Indenture, the Trustee will, on the Company’s behalf, mail notice of the execution of this Supplemental Indenture to each Holder, at its address appearing on the Register provided for in the Indenture, within 20 days after execution hereof. Failure to deliver such notice shall not affect the legality or validity of this Supplemental Indenture.

Section 4.04. Successors and Assigns. All covenants and agreements in this Supplemental Indenture of the Company and the Parent shall bind their respective successors and assigns, whether so expressed or not.

Section 4.05. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.06. Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

Section 4.07. Headings, Etc. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.08. Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes.

Section 4.09. Separability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties to this Supplemental Indenture have caused it to be duly executed as of the day and year first written.

GENERAL CABLE CORPORATION

By:	/s/ Matti Masanovich
Name:	Matti Masanovich
Title:	SVP & Chief Financial Officer

PRYSMIAN S.p.A.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

[Signature page to the First Supplemental Indenture]

IN WITNESS WHEREOF, the parties to this Supplemental Indenture have caused it to be duly executed as of the day and year first written.

GENERAL CABLE CORPORATION

By:
Name:
Title:

PRYSMIAN S.p.A.

By:	/s/ GIOVANNI ZANCAN
Name:	GIOVANNI ZANCAN
Title:	GROUP FINANCE DIRECTOR

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

[Signature page to the First Supplemental Indenture]

IN WITNESS WHEREOF, the parties to this Supplemental Indenture have caused it to be duly executed as of the day and year first written.

GENERAL CABLE CORPORATION

By:
Name:
Title:

PRYSMIAN S.p.A.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ William E. Sicking
Name:	William E. Sicking
Title:	Vice President & Trust Officer

[Signature page to the First Supplemental Indenture]

Annex B

Form of Conversion Notice

CONVERSION NOTICE

To convert this Security into Common Stock of the Company, check the box:  ☐

To convert only part of this Security, state the principal amount to be converted (must be $1,000 or a integral multiple of $1,000):

$        .

If you want the stock certificate made out in another person’s name, fill in the form below:

(insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

Your Signature:

Date:
(Sign exactly as your name appears on the other side of this Security)

* Signature guaranteed by:

By

*	The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

Annex C

Form of Fundamental Change Purchase Notice

FUNDAMENTAL CHANGE PURCHASE NOTICE

To: General Cable Corporation

The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from General Cable Corporation (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to purchase the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the Fundamental Change Purchase Price, together with accrued and unpaid interest (including Contingent Interest and Additional Interest, if any), if any, to, but excluding, such date, to the registered Holder hereof.

Your Signature:

Date:
Signature(s)

Signature(s) must be guaranteed by a qualified guarantor institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

Signature Guaranty
Principal amount to be repurchased (in an integral multiple of $1,000, if less than all):

NOTICE:	The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without any alteration or change whatsoever.